BIOHYBRID TECHNOLOGIES LLC

                    10% CONVERTIBLE PROMISSORY BRIDGE NOTE

                               Due March 31, 2002

$20,000.00                                                   Shrewsbury, MA
                                                             September 21, 2001

     FOR VALUE RECEIVED, BioHybrid Technologies LLC, a Massachusetts limited liability company (herein called the "Company") promises to pay to Ixion Biotechnology, Inc., having an address at 13709 Progress Boulevard, Box 13, Alachua, FL 32615 (the "Payee") or its assigns on March 31, 2002 (Maturity), the principal amount of Twenty Thousand ($ 20,000) Dollars, upon presentation and surrender of this Note at the office of the Company, with interest from the date hereof on the unpaid balance of said principal amount from time to time outstanding at the rate of ten percent (10%) per annum, said interest to be payable in arrears at Maturity.

1. Description of Notes.

     1.1 The Notes. This Note is one of the duly authorized series of ten percent (10%) convertible promissory bridge notes of the Company (hereinafter referred to collectively as the "Notes" or singly as the "Note") each of which matures on the same date, limited to an aggregate principal amount of One Hundred Thousand Dollars ($100,000.00), all (with the exception of the dates, names of the payees and principal amounts thereof) in the same form as this Note.

     1.2 Payment of Principal and Interest. Interest and principal on the Notes shall be payable at the principal office of the Company at Park Nine West, 910 Boston Turnpike, Shrewsbury, MA (or such other principal office as the Company may from time to time establish) or, at the option of the Company, by the Company mailing its checks therefore by first-class mail to the holders of the Notes on any interest and principal payment date at their respective addresses of record on the books of the Company.

2. Mandatory Prepayments. The Company shall prepay the Notes, including accrued interest, out of the proceeds of any Financing Transaction which occurs on or prior to Maturity resulting in net proceeds to the Company in an amount equal to or greater than the aggregate amount of outstanding indebtedness represented by these Notes. For purposes of these Notes, the term Financing Transaction means the closing of and receipt of funds from (1) any grant awarded to the Company; or (2) any loans made to the Company (other than loans represented by these Notes); or (3) the sale of any security in the Company (other than these Notes).

3. Conversion.

     3.1 Conversion by Holder. The holder of this Note shall have the right from time to time to convert any part or all of the principal balance thereof unpaid and outstanding from time to time, included accrued interest thereon, to the purchase of fully paid and nonassessable Class A Beneficial Ownership Interests of the Company (the Class A Interests), at the Conversion Price as hereinafter defined (the "Conversion Price"). The initial Conversion Price shall be $5.59 per Class A Interest. The Conversion Price shall be subject to adjustment from time to time in certain instances as provided in Subsection 4.3. All calculations under this Section 3 shall be made to the nearest cent.

     For the purpose of any conversion under this Section, each Note shall be treated as the equivalent of its principal amount. The number of Class A Interests issuable in respect of any Note or any part of any Note upon any conversion (the "Conversion Rate") shall be computed by dividing part or all of the principal unpaid balance of all Notes at any one time surrendered for conversion by any one holder thereof, by the conversion price in effect at the date of conversion.

     3.2 Conversion by the Company. In the event the Company does not complete a Financing Transaction (as defined in Section 2 above) prior to Maturity, then the Company shall have the right to convert any part or all of the principal balance of this Note, including accrued interest thereof, unpaid and outstanding at Maturity to the purchase of fully paid and nonassessable Class A Interests upon the same terms and subject to the same conditions as applicable to a Conversion By Holder under Subsection 3.1 above.

     3.3 Exercise of Conversion Right. Upon the exercise the any conversion right, the holder of this Note shall surrender such Note at the office of the Company against receipt of a Certificate for the number of Class A Interests into which this Note is converted. The holder hereof shall upon delivery of the Note, as provided herein, be deemed the holder of the Class A Interests so purchased and the amounts of principal balance so converted shall be credited to payments of principal under the Note. If this Note shall have been converted in part, the holder shall be entitled to a new Note representing the unpaid principal balance remaining after deducting the amount of the principal balance converted.

     3.4 Adjustment of Conversion Right. The Conversion Price in effect from time to time shall be subject to adjustment as follows:

     (a) Issues of Class A Interests. If and whenever the Company shall issue any Class A Interests for a consideration per share which is less than the Conversion Price in effect immediately prior to such issue, the Conversion Price shall be reduced to a price determined by dividing (a) an amount equal to the sum of (i) the number of Class A Interests outstanding immediately prior to such issue multiplied by the Conversion Price in effect immediately prior to such issue plus (ii) the consideration, if any, received by the Company upon such issue by (b) the number of Class A Interests outstanding immediately after such issue; and the number of Class A Interests purchasable hereunder shall be increased to a number determined by dividing (a) the number of Class A Interests purchasable hereunder immediately prior to such issue multiplied by the Conversion Price in effect immediately prior to such issue by (b) the Conversion Price in effect immediately after the foregoing adjustment. For the purposes of this subparagraph, the following clauses shall also be applicable:

     (1) Convertible Securities. Options and Rights. If the Company shall issue any security, obligation, option or other right which directly or indirectly may be converted, exchanged or satisfied in Class A Interests, the maximum total number of Class A Interests issuable upon exercise of such rights shall thereupon be deemed to have been issued and to be outstanding, and the consideration received by the Company therefore shall be deemed to include the sum of the consideration received for the issue of such rights and the minimum additional consideration payable upon the exercise of such rights. No further adjustment shall be made for the actual issuance of Class A Interests upon the exercise of any such right. If the provisions of any such rights with respect to purchase price or Class A Interests purchasable shall change or expire, any adjustment previously made hereunder for such rights shall be readjusted to such as would have been obtained on the basis of the rights as modified by such change or expiration.

     (2) Dividends and Splits. In case the Company shall declare a dividend or other distribution payable in Class A Interests or shall subdivide its Class A Interests into a greater number of Class A Interests, such issue of Class A Interests shall be deemed to have been made without consideration.

     (3) Consideration. In case the Company shall issue shares of its Class A Interests for a consideration wholly or partly other than cash, the amount of the consideration other than case received by the Company shall be deemed to be the lesser of (i) the fair market value (as determined by the Board of Directors of the Company) on the issue date of the Class A Interests so issued by the Company, or (ii) the fair value of such consideration as determined by the Board of Directors of the Company.

     (4) Record Dates. In case the Company shall take a record of the holders of its Class A Interests for the purpose of entitling them to receive a dividend or other distribution payable in Class A Interests, then such record date shall be deemed to be the date of the issue or sale of the Class A Interests deemed to have been issued upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     (b) Combinations. In case the Company shall combine all of the outstanding Class A Interests of the Company proportionately into a smaller number of Class A Interests, the Conversion Price hereunder in effect immediately prior to such combination shall be proportionately increased and the number of Class A Interests purchasable hereunder shall be proportionately reduced.

     (c) Reorganizations. If any capital reorganization or reclassification of the Class A Interests of the Company, or consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the continuing company and which does not result in any reclassification or change of the outstanding Class A Interests), or the sale of a ll or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall there after have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the Class A Interests of the Company immediately theretofore issuable upon conversion of this Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of Class A Interests equal to the number of Class A Interests immediately theretofore issuable upon conversion of this Note had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Note to the end that the provisions hereof (including without limitation provisions for adjustment of the Conversion Price and of the number of Class A Interests issuable upon the conversion of this
Note) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

     3.5 Reservation of Class A Interests. The Company covenants and agrees with the holder of this Note that, so long as this Note shall remain outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital, for the purpose of issue upon conversion of this Note, the full number of Class A Interests then issuable upon exercise hereof.

     3.6 Validity of Class A Interests. The Company agrees that all Class A Interests which may be issued upon conversion of this Note will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

     3.7 Voting Rights. This Note does not confer upon the holder hereof any voting rights or other rights of a holder of Class A Interests of the Company.

4. Default.

     4.1 If the Company shall be in default in the payment of the principal of or interest on this Note for more than ten (10) days after the same shall have become due and payable; or

     4.2 If the Company shall default in the performance of or compliance with any other provisions of the Note, and such default shall not have been remedied within thirty (30) days after written notice thereof is given by any Note holder; or

     4.3 If the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debtors as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicate d a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, or the Company or its directors or majority stockholders shall take any action to dissolve or liquidate or suspend the business of the Company; then, an Event of Default shall have occurred. In any such event, the Payee may at any time at its option by written notice to the Company declare the principal of and the accrued interest on the Notes to be immediately due and payable, without presentment, demand, protest or notice, all of which are hereby waived by the Company.

5. Remedies and Notices of Default; Modifications.

     In case any Event of Default shall occur, the Payee may proceed to protect and enforce its rights under this Note by a suit in equity, action at law or other appropriate proceeding whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms or provisions hereof or in aid of the exercise of any power granted hereby or thereby or by law. In case of any Event of default, the Company will reimburse the Payee for its reasonable costs and expenses incurred in connection with the enforcement of its rights under this Note, including without limitation reasonable fees and disbursements of its attorneys. No course of dealing or delay on the part of the Payee in exercising any rights of the Payee and no consent or waiver shall extend beyond the particular case and purpose involved. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

6. Miscellaneous.

     6.1 Parties in Interest. All covenants, agreements, and undertakings in this Note by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     6.2 Amendments and Waivers. This Note may be amended only by a written instrument executed by duly authorized representatives of each of the parties hereto.

     6.3 Governing Law. This Note shall be deemed a contract made under the laws of the Commonwealth of Massachusetts and its provisions and the rights and obligations of the parties hereunder, shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date and at the place specified above by the duly authorized representatives of the Company.

                                       BIOHYBRID TECHNOLOGIES LLC
                                       By: BioHybrid Technologies, Inc. Manager

                                       By:  /s/ John L. Hayes, President

                            HYBRID TECHNOLOGIES, LLC

                              WARRANT TO PURCHASE
                     CLASS A BENEFICIAL OWNERSHIP INTERESTS

                         Issue Date: September 21, 2001

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES WHICH MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION SATISFACTORY TO THE COMPANY OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT.


BioHybrid Technologies LLC, a Massachusetts limited liability company (the "Company"), for value received and subject to the terms set forth below, hereby grants to Ixion Biotechnology, Inc., its registered successors and assigns (the "Holder"), the right to purchase from the Company at any time or from time to time before 3:00 p.m., Boston, Massachusetts time, on September 20, 2006, 3,578 fully paid and non\_assessable Class A Beneficial Ownership Interests of the Company (the Class A Interests), at the purchase price of $ 5.59 per Class A
Interest (the "Exercise Price") . The Exercise Price and the number and character of such Class A Interests purchasable pursuant to the rights granted under this Warrant are subject to adjustment as provided herein.

This Warrant is subject to the following provisions:

1. Exercise of Warrant.

     1.1 Exercise Period. The Holder may exercise this Warrant, in whole or in part, at any time and from time to time after the Issue Date and prior to 3:00 P.M. Boston, Massachusetts time on September 20, 2006.

   1.2  Exercise Procedure.

     (a) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "Exercise Date"):

          (i) a completed Subscription Agreement as described in Section 1.4 hereof, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

        (ii) this Warrant;

          (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit B hereto, evidencing the assignment of this Warrant to the Purchaser together with any documentation required pursuant to Section 4(a) hereof; and

          (iv) a check payable to the order of the Company in an amount equal to the product of the Exercise Price multiplied by the number of Class A Interests being purchased upon such exercise.

     (b) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days after the Exercise Date, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Class A Interests to which the Holder shall be entitled upon such exercise.

     (c) Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company at its expe nse will, within ten (10) days after the Exercise Date, issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of Class A Interests remaining issuable under this Warrant.

     (d) The Class A Interests issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Class A Interests on the Exercise Date.

     1.3 Acknowledgment of Continuing Obligations. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

     1.4 Subscription Agreement. The Subscription Agreement will be substantially in the form set forth in Exhibit A hereto, except that if the Class A Interests issuable upon exercise of this Warrant are not to be issued in the name of the Holder hereof, the Subscription Agreement will also state the name of the Person t o whom the Class A Interests are to be issued, and if the number of Class A Interests to be issued does not include all the Class A Interests issuable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion o f the rights hereunder is to be delivered.

2. Adjustments.

     2.1 Adjustments for Splits, etc. If the Company shall at any time after the Issue Date subdivide its outstanding Class A Interests, by split-up or otherwise, or combine its outstanding Class A Interests, the number of Class A Interests issuable on the exercise of the unexercised portion of this Warrant shall forthwith be proportionately increased in the case of a subdivision or proportionately decreased in the case of combination, and the Exer cise Price then applicable to Class A Interests covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or proportionately increased in the case of combination.

     2.2 Adjustment for Recla ssification, Reorganization, etc. In case of any reclassification, capital reorganization, or change of the outstanding Class A Interests (other than as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another Person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification or change of the outstanding Class A Interests of the Company), or in case of a ny sale or conveyance to one or more Persons of the property of the Company as an entirety or substantially as an entirety at any time prior to the expiration of this Warrant, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder of this Warrant, so that the Holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of Class A Interests of the Company as to which this Warrant was exercisable immediately prior to such reclassification, reorganization, change, consolidation, merge r, sale or conveyance, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any securities and property thereafter deliverable upon exercise hereof. If, as a consequence of any such transaction, solely cash, and no securities or other property of any kind, is deliverable upon exercise of this Warrant, then, in such event, the Company may terminate this Warrant by giving the Holder hereof written notice thereof. Such notice shall specify the date (at least thirty (30) days subsequent to the date on which notice is given) on which, at 3:00 p.m., Boston, Massachusetts time, this Warrant shall terminate. Notwithstanding any such notice, this Warrant shall remain exercisable, and otherwise in full force and effect, until such time of termination.

     2.3 Certificate of Adjustment. Whenever the Exercise Price or the number of Class A Interests issuable hereunder is adjusted, as herein provided, the Company shall promptly deliver to the registered Holder of this Warrant a certificate of the Treasurer of the Company, which certificate shall state (i) the Exercise Price and the number of Class A Interests (or other Securities) issuable hereunder after such adjustment, (ii) the facts requiring such adjustment, and (iii) the method of calculation for such adjustment and increase or decrease.

3. Reservation of Class A Interests, etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, the number of Class A Interests from time to time issuable upon the exercise of this Warrant.

4. Disposition of This Warrant, Class A Interests, Etc.

     (a) The Holder of this Warrant and any transferee hereof or of the Class A Interests (or Other Securities) with respect to which this Warrant may be exercisable, by their acceptance hereof, hereby understand and agree that this Warrant and the Class A Interests (or Other Securities) with respect to which this Warrant may be exercisable have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) without an effective registration statement under the Act or an opinion satisfactory to the Company of counsel satisfactory to the Company and/or submission to the Company of such other evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act. It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant.

     (b) The certificates of the Company that will evidence Class A Interests (or Other Securities) with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION SATISFACTORY TO THE COMPANY OF COUNSEL SATISFACTORY TO THE COMPANY AND/OR SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT."

     The Company does not file, and does not in the foreseeable future contemplate filing, periodic reports with the Securities and Exchange Commission ("SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended. The Company has not agreed to register any of the Holder's Class A Interests (or Other Securities) of the Company with respect to which this Warrant may be exercisable for distribution in accordance with the provisions of the Act, and the Company has not agreed to comply with any exemption from registration under the Act for the resale of the Holder's Class A Interests (or Other Securities) with respect to which this Warrant may be exercised. Hence, it is the understanding of the Holder of this Warrant that by virtue of the provisions of certain rules respecting "restricted securities" promulgated by the SEC, the Class A Interests (or Other Securities) of the Company with respect to which this Warrant may be exercisable may be required to be held indefinitely, unless and until registered under the Act, unless an exemption from such registration is available, in which case the Holder may still be limited as to the number of Class A Interests (or Other Securities) of the Company with respect to which this Warrant may be exercised that may be sold from time to time.

5. Rights and Obligations of Warrant Holder. The Holder of this Warrant shall not, by virtue hereof, be entitled to any voting rights or other rights as securityholder of the Company. No provision of this Warrant, in the absence of affirmative actions by the Holder to purchase Class A Interests (or Other Securities) of the Company by exercising this Warrant, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Exercise Price acquirable by exercise hereof.

6. Transfer of Warrants. This Warrant, and/or any rights hereunder, may not be transferred, in whole or in part, without the written consent of the Company.

7. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8. Miscellaneous.

     8.1 Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last Holder of this Warrant who has so furnished an address to the Company. All communications from the Holder of this Warrant to the Company shall be mailed by first class mail, postage prepaid, to such address as may have been furnished to the Holder in writing by the Company.

     8.2 Amendment and Waiver. Except as otherwise provided herein, this Warrant and any term hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, waiver, discharge or termination is sought.

     8.3 Governing Law; Descriptive Headings. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated:  September 21, 2001

                                         BioHybrid Technologies LLC
                                         By BioHybrid Technologies Inc., Manager

                                         By  /s/ John L. Hayes, President

                                   EXHIBIT A
                             SUBSCRIPTION AGREEMENT

                  [To be signed only upon exercise of Warrant]

To:                                                            Date:

     The undersigned, the Holder of the within Warrant, pursuant to the provisions set forth in the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and agrees to subscribe for and purchase thereunder, ____________________ Class A Interests
(or Other Securities) covered by such Warrant and herewith makes payment of $______________ therefore, and requests that the certificates for such Class A Interests be issued in the name of, and delivered to, ______________, whose address is: _________________. If said number of Class A Interests is less than all the Class A Interests covered by such Warrant, a new Warrant shall be registered in the name of the undersigned and delivered to the address stated below.

                    Signature:______________________________________

                    (Signature must conform in all respects to name of Holder as specified on the face of the Warrant or on the form of Assignment attached as Exhibit B thereto.)


                    Address:_______________________________________